                                                                 ARTHUR ANDERSEN



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated March 20, 2002, covering the audited financial statements of Separate Account A (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-20343 for First Fortis Life Insurance Company Separate Account A on Form N-4.

Hartford, Connecticut                             /s/ Arthur Andersen LLP
April 17, 2002